UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 4, 2008

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000 – 30733 (Commission File Number)	41-1978822 (I.R.S. Employer Identification Number)

10700 Bren Road West
Minnetonka, Minnesota (Address of principal executive offices)	55343 (Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.
On November 4, 2008, American Medical Systems Holdings, Inc. issued a press release announcing financial results for its third quarter of fiscal year 2008. Attached hereto as Exhibit 99.1 is a copy of the company’s press release, dated November 4, 2008, announcing the company’s financial results for the third quarter of 2008.
The information contained in this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 4, 2008 (included herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: November 4, 2008	By:	/s/ Mark A. Heggestad
Mark A. Heggestad
Executive Vice President and Chief Financial Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated November 4, 2008 (included herewith).

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